UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2009 (April 19, 2009)

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Spring Lane, Suite 300, PO Box 1990, Waynesboro, Virginia	22980
(Address of Principal Executive Offices)	(Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 20, 2009, NTELOS Holdings Corp. (the “Company”) issued a press release announcing certain operating results and performance metrics for the quarter ended March 31, 2009. The Company also announced revised financial guidance for 2009 based on a revised 2009 operating plan. In this press release the Company also identified estimated changes to its previously announced financial results for the year ended December 31, 2008. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Revised 2009 Team Incentive Plan

On April 19, 2009, the Compensation Committee of the Board of Directors of the Company, after considering a proposed Company revised 2009 operating plan, approved a revised 2009 Team Incentive Plan (the “Revised 2009 TIP”). To achieve cost savings the target for 100% payout under the Revised 2009 TIP has been set at a level above the revised 2009 operating plan. The aggregate amount of potential bonus payments under the Revised 2009 TIP remains the same. Additionally, any payments to the Company’s officers and other members of management under the Revised 2009 TIP up to a 100% payout will be made in shares of Company common stock. Otherwise, the Revised 2009 TIP has the same features as the prior 2009 Plan as disclosed in the Company’s Current Report on Form 8-K dated March 4, 2009.

Revised 2008 Bonus Payments

On April 19, 2009, the Compensation Committee approved the repayment by each of the Company’s officers, including the executive officers, of up to approximately 12% of the bonus payment previously paid to such officer under the Company’s 2008 Team Incentive Plan. The officers volunteered these repayments to the Compensation Committee in light of the estimated changes to the Company’s 2008 financial results which would have reduced the 2008 bonus payments. (The original 2008 bonus payments were disclosed in the Company’s Current Report on Form 8-K dated March 4, 2009.)

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued by NTELOS Holdings Corp. dated April 20, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 20, 2009

NTELOS HOLDINGS CORP.

By:	/s/ Michael B. Moneymaker
Michael B. Moneymaker
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by NTELOS Holdings Corp. dated April 20, 2009